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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)          September 30, 2003
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                          CEDAR SHOPPING CENTERS, INC.
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             (Exact name of registrant as specified in its charter)


            Maryland                     0-14510                  42-1241468
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(State or other jurisdiction          (Commission              (IRS Employer ID
      of incorporation)               File Number)                  Number)


44 South Bayles Avenue, Port Washington, New York                      11050
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    (Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code: (516) 767-6492
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--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.


(c)      Exhibit Number              Description
         --------------              -----------

              99                     Press release dated November 13, 2003

Item 9.  Regulation FD Disclosure

         On November 13, 2003, Cedar Shopping Centers, Inc. issued a press release announcing its operating results for the quarter ended September 30, 2003. A copy of the press release is furnished hereto as Exhibit 99. The information provided in this Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CEDAR SHOPPING CENTERS, INC.



                                       By:  /s/ Leo S. Ullman
                                           -----------------------------------
                                           Name:  Leo S. Ullman
                                           Title: Chairman, President and CEO

Dated: November 13, 2003


















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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number      Description                                        Page
--------------      -----------                                        ----

      99            Press release dated November 13, 2003                5























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